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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in this Form 10-K/A, into the Company's previously filed registration statements on Form S-8 (file No. 333-82231, 333-82229, 333-23905).


Arthur Andersen LLP


Orange County, California
March 26, 2001